UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005

QLOGIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-23298 (Commission File Number)	33-0537669 (IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California (Address of principal executive offices)	92656 (Zip Code)

Registrant’s telephone number, including area code: (949) 389-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry Into a Material Definitive Agreement.

     On June 27, 2005, the Compensation Committee of the Board of Directors of QLogic Corporation, a Delaware corporation (the “Company”), completed its review of executive performance for fiscal year 2005 and finalized (i) an adjustment to the base salary of the Chairman, President and Chief Executive Officer of the Company for the balance of fiscal year 2006; and (ii) a bonus for the Chairman, President and Chief Executive Officer of the Company with respect to fiscal year 2005. The amount of the adjusted base salary and the fiscal year 2005 bonus are set forth below.

Name and Principal Position	FY2005 Bonus	FY2006 Base Salary
H.K. Desai, Chairman, President and Chief Executive Officer	$665,000	$675,000

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
June 30, 2005	/s/ Anthony J. Massetti
Anthony J. Massetti
Vice President and Chief Financial Officer